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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 1999


CHANCELLOR MEDIA CORPORATION                    CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
(Exact Name of Registrant as                            (Exact Name of Registrant as
    Specified in Charter)                                  Specified in Charter)

          000-21570                                              333-32259
    (Commission File No.)                                  (Commission File No.)

         75-2247099                                              75-2451687
        (IRS Employer                                          (IRS Employer
     Identification No.)                                    Identification No.)

          DELAWARE                                                DELAWARE
(State or Other Jurisdiction                            (State or Other Jurisdiction
      of Incorporation)                                      of Incorporation)
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                          300 CRESCENT COURT, SUITE 600
                               DALLAS, TEXAS 75201
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (214) 922-8700


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ITEM 5.  OTHER EVENTS.

                  On March 15, 1999, Chancellor Media Corporation, a Delaware corporation (the "Company"), issued a press release announcing the completion of its review of strategic alternatives and a series of steps to better position the Company strategically, operationally and financially, and thereby to build value for all shareholders of the Company. The press release attached hereto as
Exhibit 99.1 is incorporated by reference and made a part hereof.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits.

         99.1     -        Press Release, dated March 15, 1999.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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
CHANCELLOR MEDIA CORPORATION                            CHANCELLOR MEDIA CORPORATION OF LOS ANGELES


By:   /s/ Thomas P. McMillin                            By: /s/ Thomas P. McMillin
     -----------------------------------------              -----------------------------------------
     Thomas P. McMillin                                     Thomas P. McMillin
     Senior Vice President and Chief Financial              Senior Vice President and Chief Financial
     Officer                                                Officer
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Date:  March 15, 1999

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                                INDEX TO EXHIBITS

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EXHIBIT
NUMBER            DESCRIPTION
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
99.1              Press Release, dated March 15, 1999.
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